 Arena Strategic Income Fund

Class I Shares

(Ticker Symbol: ACSIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 21, 2023, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 30, 2022.

Arena Capital Advisors, LLC (the “Advisor”), the investment advisor of the Arena Strategic Income Fund (the “Fund”), currently limits the Fund’s total annual operating expenses to 0.95% of the Fund’s daily net assets pursuant to a contractual arrangement that is in effect until at least January 31, 2024. Effective May 1, 2023 (the “Effective Date”), the Adviser has agreed to further voluntarily limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through April 30, 2024. Accordingly, as of the Effective Date, the following text supplements the “Fund Expenses” sections beginning on page 14 of the Prospectus and page 32 of the SAI.

The Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund for the period May 1, 2023 through April 30, 2024. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any fees waived or payments made pursuant to this voluntary waiver.

Please file this supplement with your records.